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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 2004, relating to the consolidated financial statements, which appears in Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended December 28, 2003.

/s/ PricewaterhouseCoopers, LLP


San Jose, CA
March 3, 2005